Filed under Rule 497(e)
Registration No. 333‑08653
SEASONS SERIES TRUST
SA Multi-Managed Mid Cap Value Portfolio (the “Portfolio”)
Supplement dated October 30, 2024
to the Portfolio’s Prospectus dated
July 29, 2024, as supplemented and amended to date
In the section of the Prospectus entitled “Portfolio Summary: SA Multi-Managed Mid Cap Value Portfolio,” the first table in the subsection of the Prospectus entitled “Fees and Expenses of the Portfolio” is hereby deleted and replaced with the following:
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management Fees	0.85%	0.85%	0.85%
Service (12b‑1) Fees	None	0.15%	0.25%
Other Expenses	0.13%	0.13%	0.13%
Acquired Fund Fees and Expenses[1]	0.02%	0.02%	0.02%
Total Annual Portfolio Operating Expenses[1]	1.00%	1.15%	1.25%

[1]   The Total Annual Portfolio Operating Expenses for the Portfolio do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table, which reflects operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

In the same subsection, the information under “Expense Example” is hereby deleted and replaced with the following:
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any appliable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$102	$318	$552	$1,225
Class 2 Shares	117	365	633	1,398
Class 3 Shares	127	397	686	1,511

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SC4559IN1.12 (10/24)